UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07390

Boulder Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO			80302
(Address of principal executive offices)			(Zip code)

Fund Administrative Services 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 444-5483

Date of fiscal year end:	November 30, 2009

Date of reporting period:	November 30, 2009

Item 1. Reports to Stockholders.

The Report to Stockholders is attached herewith.

BOULDER
TOTAL RETURN FUND, INC.

ANNUAL REPORT

BOULDER FUNDS

11.30.09

NYSE SYMBOL · BTF

BOULDER TOTAL RETURN FUND, INC.

1	Letter from the Advisers

4	Financial Data

5	Portfolio of Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statements of Changes in Net Assets

12	Financial Highlights

14	Notes to Financial Statements

25	Report of Independent Registered Public Accounting Firm

26	Summary of Dividend Reinvestment Plan

27	Additional Information

29	Directors and Officers

LETTER FROM THE ADVISERS

Dear Shareholder:

The Boulder Total Return Fund (BTF) had a total return on its market price of 38.4% for the fiscal year ending 11/30/09. The total return on its net asset value (NAV) was 19.8%, compared to the S&P 500 Index which had a total return of 25.4% for the year ending 11/30/2009. The Fund’s discount narrowed from -27.8% on 11/30/08 to a discount of -16.6% on 11/30/09, explaining the superior performance of its market price compared to its performance on NAV. Performance of the Fund’s assets is best judged by looking at NAV performance, even though the performance of market price is what shareholders realize. This is the second consecutive year BTF’s NAV has underperformed the S&P 500. However, in the 10 years BIA/SIA have been advisers, BTF has outperformed the S&P 500 seven out of the ten years. The cumulative annualized return of BTF since 1999 has been 4.4% vs. 0.0% for the S&P 500. Since August 1999, an investment in BTF’s NAV has turned $10,000 into $15,581, while $10,000 invested in the S&P would still be worth approximately $10,000. Shareholders are better off by 56% having invested in BTF.

	3 Months	6 Months	One Year	Three Years*	Five Years*	Since
	Ended	Ended	Ended	Ended	Ended	August
Cumulative Returns	11/30/09	11/30/09	11/30/09	11/30/09	11/30/09	1999**
Boulder Total Return Fund (NAV)	6.4%	21.1%	19.8%	-7.5%	-0.4%	4.4%
S&P 500 Index	7.9%	20.5%	25.4%	-5.8%	0.7%	0.0%
Dow Jones Industrial Average	9.7%	23.5%	21.1%	-2.7%	2.5%	1.8%
NASDAQ Composite	7.0%	21.4%	41.1%	-3.2%	1.3%	-1.8%

The total returns for BTF in the table above do not include the affect of dilution on non-participating shareholders from the 7/2003 rights offering. If the affect of dilution is included, the annualized return since August 1999 would be 1.7%.

*                 Annualized

**          Annualized since August 1999, when the current Advisers became investment advisers to the Fund.

Two primary drivers in BTF’s performance in 2009 were two of its large holdings: Berkshire Hathaway and Walmart, which were largely responsible for BTF’s underperformance.

For the Fund’s fiscal year, Berkshire Hathaway had a total return of -3.3%, far behind the S&P 500, which returned 25.4%. Since Berkshire currently makes up 37.4% of the Fund’s total assets, its performance is key for the Fund. For the 3-year period ending 12/31/09, Berkshire had a total return of -9.1% vs. the S&P 500 which had a total return of -5.6%. Berkshire is currently trading around $100,000 per share, which is somewhere around 1.3 or 1.4 times its conservatively calculated book value. Historically, this is

11.30.09   •   ANNUAL REPORT

on the low end of the book value totem pole from where Berkshire typically trades. You may have heard Ben Graham’s saying, “the market is a voting machine in the short-term, but a weighing machine in the long-term.” As for the voting, with all the day traders and program trading, there are some out there voting thousands of times — every day! As for the weighing machine, the market may want to invest in a new weighing machine. Buffett announced the largest acquisition in Berkshire Hathaway’s fabled history: Burlington Northern Santa Fe Railroad, a $34 billion company. While hopping this train uses up most of Berkshire’s investable cash hoard, it also puts Berkshire on the tracks to increase its earning power. It’s like adding another locomotive to Berkshire’s already long and diversified train of companies. Only on Berkshire’s train, each company is its own locomotive, earning money independently of the others. The only drag on the Berkshire train was the caboose full of cash it had been dragging around while looking for an investment. The caboose of cash has been replaced by an “economic caboose.” A slower US economy is a drag on almost all US businesses. Nonetheless, recently this cash earned virtually nothing. But exchanging the caboose full of cash for Burlington Northern will help speed up the rate at which Berkshire’s book value grows.

Walmart had a total return (including dividends) of -0.5% for the year. Walmart was 7.5% of the Fund’s total assets at calendar year-end. While Walmart was one of the Fund’s top performers in 2008, it was near the bottom of large cap stocks in terms of performance in 2009. Nonetheless, Walmart’s earnings relative to its stock price are reasonable and it remains a well run company with bright outlooks. If you’ve never shopped at Walmart, you should try it. You’ll save some money.

So, between Berkshire and Walmart, over 40% of the Fund’s investments had negative returns in 2009. We bought these companies because of their long-term viability, profitability, strong management, potential for increased earnings, and strong market shares. In our view, none of these things have changed, so we are happy holding them. It should be expected that even strong, profitable, well run companies may experience periods of under-performance versus the overall market for a year or two, or even longer.

How did the Fund achieve a 19.8% total return? YUM! Brands, which represents 14.6% of the Fund’s assets, had a total return of 34% in fiscal 2009. BTF had some very strong returns in other securities during the year, including Midland Holdings (up 142%), Cheung Kong Holdings (up 37%), Caterpillar (up 48%), Heineken (up 48%), and all of the closed-end funds that we bought. Some of these returns were a reflection of the very low starting point a year ago after the market had taken a dive. This is a good example of the benefits of being a long-term investor: not selling everything at the market lows.

BOULDER TOTAL RETURN FUND, INC.   •   www. boulderfunds. net

From December 1, 2008 through March 9, 2009 (about the first fiscal quarter of 2009 for BTF), the S&P 500 Index fell 17%, from 816 to 676. Less than 3 weeks later, the S&P 500 had rebounded all the way back above 832. This was an increase of 23% in the market in less than 3 weeks! Was this a “dead-cat bounce” or had we seen the market bottom? The answer was totally irrelevant. The question should have been “how are stocks valued?” Timing the markets is nearly impossible. The example above is proof. But buying fairly or under-valued stocks is not impossible. While we did buy some stocks from January 2009 all the way through April while the market was at its lows, we didn’t buy enough.

The Fund holds cash and “cash-equivalents” totaling slightly over $18 million, or about 7% of the Fund’s assets. The markets recuperated from the March 2009 lows so fast and so furiously, we don’t expect a repeat performance in 2010. The markets have had quite a ride upward over the past 8 months. Stocks seem to be more fully valued based on earnings, but the economy is not out of the woods quite yet. Unemployment could remain high for quite some time. A high foreclosure rate in the housing market will also temper potential rebounds. We’ve tried to make investments that will perform reasonably well even in a topsy-turvy economy. In any case, among our top investment rules are: (1) Don’t lose what we already have, (2) Invest in companies we understand with good margins, good management, and a reasonable use of debt and (3) Invest more money in our best ideas. The S&P 500 Index is trading around 1,100 which is about 20 times earnings. This is on the high end of where the S&P 500 has historically traded. So for the time being, we’re probably more likely to hold onto the cash we have unless we find something intriguing.

Sincerely,

Stewart R. Horejsi	Carl D. Johns
Stewart Investment Advisers	Boulder Investment Advisers, LLC
Barbados, W.I.	Boulder, Colorado

January 14, 2010

Our website at www.boulderfunds.net is an excellent source for information on the Fund. One of the features on the website is the ability to sign up for electronic delivery of stockholder information. Through electronic delivery, you can enjoy the convenience of receiving and viewing stockholder communications, such as annual reports, distribution information and proxy statements online in addition to, but more quickly than, the hard copies you currently receive in the mail. To enroll, simply go to www.boulderfunds.net/enotify.htm. You will also find information about the Boulder Total Return Fund’s sister fund — the Boulder Growth & Income Fund — on the website.

FINANCIAL DATA [Unaudited]

	Per Share of Common Stock
	Net Asset	NYSE	Dividend
	Value	Closing Price	Paid
11/30/2008	$12.70	$9.17	$0.000
12/31/2008	12.71	9.86	0.000
1/31/2009	11.21	9.30	0.000
2/28/2009	9.57	7.75	0.000
3/31/2009	10.68	8.07	0.000
4/30/2009	12.27	9.40	0.000
5/31/2009	12.56	9.54	0.000
6/30/2009	12.36	9.42	0.000
7/31/2009	13.90	10.76	0.000
8/31/2009	14.30	11.47	0.000
9/30/2009	14.66	12.01	0.000
10/31/2009	14.43	12.00	0.000
11/30/2009	15.21	12.69	0.000

The Boulder Total Return Fund was ranked #1 in Lipper Closed-End Equity Fund Performance for the year ended December 31, 2000 by Lipper Inc.

LIPPER and the LIPPER Corporate Marks are propriety trademarks of Lipper, a Reuters Company. Used by permission.

INVESTMENTS AS A % OF NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK

PORTFOLIO OF INVESTMENTS

November 30, 2009

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS 94.1%
DOMESTIC COMMON STOCKS 82.2%
Construction Machinery 1.3%
60,000	Caterpillar, Inc.	$3,503,400

Diversified 38.2%
690	Berkshire Hathaway, Inc., Class A*	69,414,000
9,200	Berkshire Hathaway, Inc., Class B*	30,847,600
		100,261,600
Diversified Financial Services 0.2%
5,700	Franklin Resources, Inc.	615,771

Electric Utilities 0.2%
17,500	Black Hills Corp.	412,475

Healthcare Products & Services 5.2%
216,000	Johnson & Johnson	13,573,440

Insurance 1.5%
120,000	First American Corp.	3,806,400

Manufacturing 0.2%
8,000	3M Co.	619,520

Pharmaceuticals 0.9%
123,300	Pfizer, Inc.	2,240,361

Pipelines 0.5%
15,000	Boardwalk Pipeline Partners L.P.	423,450
9,200	Energy Transfer Partners L.P.	398,268
13,700	Enterprise Products Partners L.P.	408,123
		1,229,841
Real Estate Investment Trust (REIT) 0.4%
75,000	Redwood Trust, Inc.	1,077,750

Registered Investment Companies (RICs) 5.8%
576,250	Cohen & Steers REIT and Utility Income Fund, Inc.	5,537,763
348,000	Cohen & Steers Select Utility Fund, Inc.	4,903,320
341,549	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	4,320,595
45,077	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	591,410
		15,353,088

See accompanying notes to financial statements.

Shares	Description	Value (Note 1)
Retail 25.6%
72,500	The Home Depot, Inc.	$1,983,600
177,000	Walgreen Co.	6,883,530
370,000	Wal-Mart Stores, Inc.	20,183,500
1,085,000	Yum! Brands, Inc.	38,267,950
		67,318,580
Transportation - Trucking 2.2%
60,000	Burlington Northern Santa Fe Corp.	5,898,000

TOTAL DOMESTIC COMMON STOCKS (Cost $136,608,494)		215,910,226

FOREIGN COMMON STOCKS 10.7%
Hong Kong 4.6%
515,000	Cheung Kong Holdings, Ltd.	6,472,346
10,500	Guoco Group, Ltd.	122,002
500,000	Henderson Investment, Ltd.	38,064
104,500	Henderson Land Development Co., Ltd.	737,563
6,156,000	Midland Holdings, Ltd.	4,599,098
		11,969,073
Japan 0.0%(1)
340	New City Residence Investment Corp.*(2)(3)	786

Netherlands 2.6%
60,000	Heineken Holding NV	2,472,597
95,117	Heineken NV	4,473,204
		6,945,801
New Zealand 1.3%
4,601,836	Kiwi Income Property Trust	3,395,192

Turkey 0.0%(1)
57,183	Dogus GE Gayrimenkul Yatirim Ortakligi A.S.*	32,930

United Kingdom 2.2%
75,000	Diageo PLC, Sponsored ADR	5,070,750
20,000	GlaxoSmithKline PLC, Sponsored ADR	829,400
		5,900,150
TOTAL FOREIGN COMMON STOCKS (Cost $24,024,841)		28,243,932

See accompanying notes to financial statements.

Shares/
Principal
Amount	Description	Value (Note 1)
AUCTION PREFERRED SECURITIES 0.1%
8	Neuberger Berman Real Estate Securities Income Fund, Inc., Series C(2)	$188,000

TOTAL AUCTION PREFERRED SECURITIES (Cost $200,021)		188,000

FOREIGN GOVERNMENT BONDS 1.1%
3,863,000	NZD New Zealand Bond, 6.00% due 11/15/2011	2,791,147

TOTAL FOREIGN GOVERNMENT BONDS (Amortized Cost $2,929,665)		2,791,147

TOTAL LONG TERM INVESTMENTS (Cost $163,763,021)		247,133,305

SHORT TERM INVESTMENTS 5.7%
DOMESTIC GOVERNMENT BONDS 5.5%
$14,500,000	United States Treasury Bills, 0.030% due 12/31/2009	14,499,637

TOTAL DOMESTIC GOVERNMENT BONDS (Amortized Cost $14,499,637)		14,499,637

MONEY MARKET FUNDS 0.2%
454,976	Dreyfus Treasury Cash Management Money Market Fund, Institutional Class, 7-Day Yield – 0.00004%	454,976

TOTAL MONEY MARKET FUNDS (Cost $454,976)		454,976

TOTAL SHORT TERM INVESTMENTS (Cost $14,954,613)		14,954,613

See accompanying notes to financial statements.

Value (Note 1)
TOTAL INVESTMENTS 99.8% (Cost $178,717,634)	$262,087,918

OTHER ASSETS AND LLABILITIES 0.2%	464,844

TOTAL NET ASSETS AVAILABLE TO COMMON AND PREFERRED STOCK 100.0%	262,552,762

AUCTION MARKET PREFERRED STOCK (AMPS) REDEMPTION VALUE	(74,900,000)

TOTAL NET ASSETS AVAILABLE TO COMMON STOCK	$187,652,762

*                      Non-income producing security.

(1)            Less than 0.05% of Total Net Assets Available to Common and Preferred Stock.

(2)            Fair valued security under procedures established by the Fund’s Board of Directors. Total market of fair valued securities as of November 30, 2009 is $188,786, or 0.07% of Total Net Assets Available to Common and Preferred Stock.

(3)            On October 9, 2008, the company declared bankruptcy.

Percentages are stated as a percent of the Total Net Assets Available to Common and Preferred Stock.

Common Abbreviations:

ADR - American Depositary Receipt

A.S. - Anonim Sirketi (Turkish: Joint Stock Company)

L.P. - Limited Partnership

Ltd. - Limited

NV - Naamloze Vennootchap is the Dutch term for a public limited liability corporation

NZD - New Zealand Dollar

PLC - Public Limited Company

For Fund compliance purposes, the Fund’s industry and/or geography classifications refer to any one of the industry/geography sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund Management. This definition may not apply for purposes of this report, which may combine industry/geography sub-classifications for reporting ease. Industries/geographies are shown as a percent of net assets available to common and preferred shares. These industry/geography classifications are unaudited.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2009

ASSETS:
Investments, at value (Cost $178,717,634) (Note 1)	$262,087,918
Foreign currency, at value (Cost $3,684,908)	3,591,033
Dividends and interest receivable	178,588
Prepaid expenses and other assets	9,297
Total Assets	265,866,836

LIABILITIES:
Payable for investments purchased	2,873,775
Investment co-advisory fees payable (Note 2)	271,302
Administration and co-administration fees payable (Note 2)	56,499
Legal and audit fees payable	48,298
Accumulated undeclared dividends on Taxable Auction Market Preferred Stock (Note 5)	18,551
Printing fees payable	12,179
Directors’ fees and expenses payable (Note 2)	1,678
Accrued expenses and other payables	31,792
Total Liabilities	3,314,074
FUND TOTAL NET ASSETS	$262,552,762

TAXABLE AUCTION MARKET PREFERRED STOCK:
$0.01 par value, 10,000,000 shares authorized, 749 shares outstanding, liquidation preference of $100,000 per share (Note 5)	74,900,000
TOTAL NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$187,652,762

NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS) CONSIST OF:
Par value of common stock (Note 4)	$123,387
Paid-in capital in excess of par value of common stock	123,504,144
Accumulated net realized loss on investments sold, foreign currency related transactions, and preferred stock transactions	(19,314,407)
Net unrealized appreciation on investments and foreign currency related transactions	83,339,638
NET ASSETS (APPLICABLE TO COMMON STOCKHOLDERS)	$187,652,762

Net Asset Value, $187,652,762/12,338,660 common stock outstanding	$15.21

See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2009

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $18,651)	$4,276,362
Interest and other income	73,047
Total Investment Income	4,349,409

EXPENSES:
Investment co-advisory fee (Note 2)	2,912,318
Administration and co-administration fees (Note 2)	626,511
Preferred stock broker commissions and auction agent fees	95,607
Directors’ fees and expenses (Note 2)	92,029
Legal and audit fees	57,539
Insurance expense	48,751
Printing fees	41,759
Custody fees	21,822
Transfer agency fees	16,499
Other	84,798
Total Expenses	3,997,633
Net Investment Income	351,776

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investment securities	(10,121,433)
Foreign currency related transactions	(310,201)
(10,431,634)

Net change in unrealized appreciation of:
Investment securities	41,847,944
Foreign currency related transactions	63,803
41,911,747

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:	31,480,113
PREFERRED STOCK TRANSACTIONS:
Distributions from tax return of capital	(1,303,824)
Discount on redemption of Taxable Auction Market Preferred Stock (Note 5)	392,000
Total Preferred Stock Transactions	(911,824)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,920,065

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	November 30, 2009	November 30, 2008
OPERATIONS:
Net investment income	$351,776	$1,683,670
Net realized loss on investments	(10,431,634)	(10,172,497)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	41,911,747	(103,024,638)
Net Increase/(Decrease) in Net Assets Resulting from Operations	31,831,889	(111,513,465)

PREFERRED STOCK TRANSACTIONS (NOTE 5):
Distributions from net investment income	—	(822,246)
Distributions from tax return of capital	(1,303,824)	(2,568,738)
Discount on redemption of
Taxable Auction Market Preferred Stock	392,000	—
Total Preferred Stock Transactions	(911,824)	(3,390,984)

Net Increase/(Decrease) in Net Assets Resulting from Operations Applicable to Common Stockholders	30,920,065	(114,904,449)

DISTRIBUTIONS: COMMON STOCK (NOTE 9)
From net investment income	—	(1,303,416)
From net realized capital gains	—	(448,908)
From tax return of capital	—	(34,486,321)
Total Distributions: Common Stock	—	(36,238,645)
Net Increase/(Decrease) in Net Assets	30,920,065	(151,143,094)

REDEMPTION OF TAXABLE AUCTION MARKET PREFERRED STOCK (par value)	(2,600,000)	—

NET ASSETS:
Beginning of year	234,232,697	385,375,791
End of year (including undistributed net investment income of $0 and $0, respectively)	262,552,762	234,232,697
Taxable Auction Market Preferred Stock Redemption Value	(74,900,000)	(77,500,000)
Net Assets Applicable to Common Stockholders	$187,652,762	$156,732,697

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a Common Share Outstanding Throughout Each Period.

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

	For the Years Ended November 30,
	2009	2008	2007	2006	2005
OPERATING PERFORMANCE:
Net Asset Value - Beginning of Year	$12.70	$24.95	$23.64	$21.02	$19.91

Income/(Loss) from Investment Operations
Net investment income(a)	0.03	0.14	0.35	0.30	0.15
Net realized and unrealized gain/(loss) on investments	2.56	(9.18)	2.34	3.37	1.17
Total from Investment Operations	2.59	(9.04)	2.69	3.67	1.32

Preferred Stock Transactions
Dividends paid from net investment income(a)	—	(0.06)	(0.26)	(0.04)	(0.05)
Distributions paid from net realized capital gains(a)	—	—	(0.09)	(0.27)	(0.15)
Distributions paid from tax return of capital(a)	(0.11)	(0.21)	—	—	—
Change in accumulated undeclared dividends on AMPS*	—	—	—	—	(0.01)
Discount on redemption of Taxable Auction Market Preferred Stock	0.03	—	—	—	—
Total Preferred Stock Transactions	(0.08)	(0.27)	(0.35)	(0.31)	(0.21)
Net Increase/(Decrease) from Operations Applicable to Common Stock	2.51	(9.31)	2.34	3.36	1.11

Distributions: Common Stock
Dividends paid from net investment income	—	(0.11)	(0.19)	(0.17)	—
Distributions paid from net realized capital gains	—	(0.04)	(0.84)	(0.57)	—
Distributions paid from tax return of capital	—	(2.79)	—	—	—
Total Distributions Paid to Common Stockholders	—	(2.94)	(1.03)	(0.74)	—
Net Increase/(Decrease) in Net Asset Value	2.51	(12.25)	1.31	2.62	1.11
Common Share Net Asset Value - End of Year	$15.21	$12.70	$24.95	$23.64	$21.02
Common Share Market Value - End of Year	$12.69	$9.17	$22.70	$21.59	$17.57

Total Return, Common Share Net Asset Value(b)	19.8%	(40.3)%	10.4%	17.4%	5.6%
Total Return, Common Share Market Value(b)	38.4%	(52.6)%	10.0%	28.2%	0.7%

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCKHOLDERS: (C)
Net Operating Expenses	2.53%	2.22%	2.07%	2.21%	2.24%
Net Investment Income/(Loss)	0.22%	(0.70)%	0.04%	1.06%	0.71%

SUPPLEMENTAL DATA:
Portfolio Turnover Rate	12%	6%	28%	23%	32%
Net Assets Applicable to Common Stockholders, End of Year (000s)	$187,653	$156,733	$307,876	$291,662	$259,363
Number of Common Shares Outstanding - End of Year (000s)	12,339	12,339	12,339	12,339	12,339
Ratio of Operating Expenses to Total Average Net Assets including AMPS*	1.70%	1.69%	1.65%	1.71%	1.72%

*                 Taxable Auction Market Preferred Stock (“AMPS”).

(a)          Calculated based on the average number of common shares outstanding during each fiscal year.

(b)         Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common stock at the market price on the first day and sales of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted

(c)          Expense ratios do not include the effect of distributions to preferred stockholders. The net investment income ratios reflect income net of operating expenses and payments and change in undeclared dividends to AMPS stockholders.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

The table below sets out information with respect to Taxable Auction Market Preferred Stock currently outstanding.(1)

.				Involuntary
		Total Shares	Asset	Liquidating	Average
	Liquidation	Outstanding	Coverage	Preference	Market Value
	Value (000)	(000)	Per Share(2)	Per Share(3)	Per Share(3)
11/30/09	$74,900	0.749	$350,563	$100,000	$100,000
11/30/08	77,500	0.775	302,273	100,000	100,000
11/30/07	77,500	0.775	497,949	100,000	100,000
11/30/06	77,500	0.775	476,367	100,000	100,000
11/30/05	77,500	0.775	434,662	100,000	100,000

(1)          See Note 5 in Notes to Financial Statements.

(2)          Calculated by subtracting the Fund’s total liabilities (excluding accumulated unpaid distributions on Preferred Shares) from the Fund’s total assets and dividing by the number of AMPS outstanding.

(3)          Excludes accumulated undeclared dividends.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE 1.                SIGNIFICANT ACCOUNTING POLICIES

Boulder Total Return Fund, Inc. (the “Fund”), is a diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Portfolio Valuation: The net asset value of the Fund’s common shares is determined by the Fund’s co-administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common stock by the number of common shares outstanding. The value of the Fund’s net assets attributable to common shares is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), issued in June 2009. The Fund follows the provisions of ASC 820, “Fair Value Measurements and Disclosures” (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Under certain circumstances, fair value may equal the mean between the bid and asked prices. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund utilized the following fair value techniques: discounted future cash flow models, weighted average of last available trade prices, multi-dimensional relational pricing model, and underlying security.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments carried at fair value:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Domestic Common Stocks	$215,910,226	$—	$—	$215,910,226
Foreign Common Stocks	28,243,146	—	786	28,243,932
Auction Preferred Securities	—	188,000	—	188,000
Foreign Government Bonds	—	2,791,147	—	2,791,147
Short Term Investments	14,954,613	—	—	14,954,613
Total	$259,107,985	$2,979,147	$786	$262,087,918

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments			Change in	Net	Transfer in	Balance
in Securities	Balance as	Realized	unrealized	purchases/	and/or	as of
at Value	of 12/1/2008	gain/(loss)	depreciation	(sales)	out of Level 3	11/30/2009
Foreign Common Stocks	$14,764	$—	$(13,978)	$—	$—	$786
Total	$14,764	$—	$(13,978)	$—	$—	$786

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

Net unrealized depreciation, shown on the reconciliation of Level 3 securities, is included in the Statement of Operations in Net change in unrealized appreciation of investment securities. Additionally, the Net change in unrealized depreciation for all Level 3 securities still held as of November 30, 2009, is included on the Statement of Operations in Net change in unrealized appreciation of investment securities.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. During the year ended November 30, 2009, the Fund received dividends from REITs of $112,500 and RICs of $965,028. It is estimated that $182,987 of these dividends were return of capital.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in U.S. dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency related transactions reflected in the Statement Operations result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The realized and unrealized currency fluctuation component of investments is included in Net realized loss on investment securities and Net change in unrealized appreciation on investment securities, respectively, in the Statement of Operations.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The Fund had no outstanding repurchase agreements as of November 30, 2009.

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

Lending of Portfolio Securities: The Fund may participate in securities lending arrangements. To do so, the Fund would engage a lending agent to loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. As of November 30, 2009, the Fund was not participating in any securities lending arrangements.

Dividends and Distributions to Stockholders: Dividends to common stockholders will be declared in such a manner as to avoid the imposition of the 4% excise tax described in “Federal Income Taxes” below. The stockholders of Taxable Auction Market Preferred Stock (“AMPS”) are entitled to receive cumulative cash dividends as declared by the Fund’s Board of Directors. Distributions to stockholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to stockholders at least annually. Any net realized long-term capital gains may be distributed to stockholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the corporate tax rate. Subject to the Fund qualifying as a registered investment company, any taxes paid by the Fund on such net realized long-term gains may be used by the Fund’s stockholders as a credit against their own tax liabilities.

Prior to November 10, 2008, it was the policy of the Fund to declare quarterly and pay monthly distributions to common stockholders (the “Policy”). In an effort to maintain a stable distribution amount, the Fund could have paid distributions consisting of net investment income, realized capital gains and tax return of capital. Tax return of capital should not be considered yield by investors in the Fund. To the extent stockholders receive a tax return of capital they are required to adjust their cost basis by the same amount upon the sale of their Fund shares. The composition of the Fund’s distributions, if any, for the calendar year 2009 will be reported to Fund stockholders on IRS Form 1099-DIV. The Fund may pay distributions in excess of those required to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common stockholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards.

The Fund’s Policy was suspended, as approved by the Board of Directors, at the regular meeting held November 10, 2008.

Use of Estimates: The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

Federal Income Taxes: For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of subchapter M of the Internal Revenue Code by distributing substantially all of its earnings to its stockholders. Accordingly, no provision for federal income or excise taxes has been made.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including temporary differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportional allocation of income and gains to all classes of stockholders. The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years.

The Fund follows ASC 740 “Income Taxes” (“ASC 740”), which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of ASC 740. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal tax filings remains open for the fiscal years ended November 30, 2005 through November 30, 2009. The statute of limitation on the Fund’s state tax filings remains open for the fiscal years ended November 30, 2004 through November 30, 2009.

NOTE 2.                                               INVESTMENT CO-ADVISORY FEES, DIRECTORS’ FEES, CO-ADMINISTRATION FEE, CUSTODY FEE AND TRANSFER AGENT FEE

Boulder Investment Advisers, L.L.C. (“BIA”) and Stewart Investment Advisers (“SIA”) serve as the Fund’s co-investment advisers (the “Advisers”). The Fund pays the Advisers a monthly fee at an annual rate of 1.25% of the value of the Fund’s average monthly net assets plus principal amount of leverage, if any. At the February 9, 2009 Board of Directors meeting, the Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on assets up to $400 million, 1.10% on assets between $400-$600 million and 1.00% on assets exceeding $600 million. This fee waiver has a one year term and is renewable annually at the option of the Advisers. The waiver is not subject to recapture. As the Fund’s assets did not exceed $400 million at any time during the fiscal year ended November 30, 2009, there was no fee waiver for that period. The equity owners of BIA are Evergreen Atlantic, LLC, a Colorado limited liability company (“EALLC”), and the Lola Brown Trust No. 1B (the “Lola Trust”), each

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

of which is considered to be an “affiliated person” of the Fund as that term is defined in the 1940 Act. Stewart West Indies Trading Company, Ltd. is a Barbados international business company doing business as Stewart Investment Advisers. SIA receives a monthly fee equal to 75% of the fees earned by the Advisers, and BIA receives 25% of the fees earned by the Advisers. The equity owner of SIA is the Stewart West Indies Trust, considered to be an “af-filiated person” of the Fund as that term is defined in the 1940 Act.

Fund Administrative Services, LLC (“FAS”) serves as the Fund’s co-administrator. Under the Administration Agreement, FAS provides certain administrative and executive management services to the Fund. The Fund pays FAS a monthly fee calculated at an annual rate of 0.20% of the value of the Fund’s average monthly net assets plus leverage up to $250 million; 0.18% of the Fund’s average monthly net assets plus leverage on the next $150 million; and, 0.15% on the value of the Fund’s average monthly net assets plus leverage over $400 million. The equity owners of FAS are EALLC and the Lola Trust.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s co-administrator. As compensation for its services, ALPS receives certain out-of-pocket expenses and asset-based fees, which are accrued daily and paid monthly. Fees paid to ALPS are calculated based on combined assets of the Fund, the Boulder Growth & Income Fund, Inc., The Denali Fund Inc., and First Opportunity Fund, Inc. (the “Fund Group”). ALPS receives the greater of the following, based on combined assets of the Fund Group: an annual minimum of $460,000, or an annualized fee of 0.045% on assets up to $1 billion, an annualized fee of 0.03% on assets between $1 and $3 billion, and an annualized fee of 0.02% on assets above $3 billion.

The Fund pays each Director who is not a director, officer, employee, or affiliate of the Advisers or FAS a fee of $8,000 per annum, plus $4,000 for each in-person meeting of the Board of Directors and $500 for each telephone meeting. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Fund will also reimburse all non-interested Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s custodian and as compensation for BNY Mellon’s services the Fund pays BNY Mellon a monthly fee plus certain out-of-pocket expenses.

PNC Global Investment Servicing (“PNC GIS”) serves as the Fund’s Common Stock Servicing Agent (transfer agent), dividend-paying agent and registrar, and as compensation for PNC GIS’s services as such, the Fund pays PNC GIS a monthly fee plus certain out-of-pocket expenses.

Deutsche Bank Trust Company Americas (“Auction Agent”), a wholly owned subsidiary of Deutsche Bank AG, serves as the Fund’s Preferred Stock transfer agent, registrar, dividend disbursing agent and redemption agent.

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE 3.                SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short term securities during the year ended November 30, 2009 were $26,432,108 and $26,091,312, respectively.

On November 30, 2009, based on cost of $178,729,783 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $91,345,038 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $7,986,903, resulting in net unrealized appreciation of $83,358,135.

NOTE 4.                CAPITAL

At November 30, 2009, 240,000,000 of $0.01 par value Common Stock were authorized, of which 12,338,660 were outstanding.

Transactions in common stock were as follows:

	For the Year Ended	For the Year Ended
	November 30, 2009	November 30, 2008
Common stock outstanding – beginning of period	12,338,660	12,338,660
Common stock issued as reinvestment of dividends	—	—
Common stock outstanding – end of period	12,338,660	12,338,660

NOTE 5.                TAXABLE AUCTION MARKET PREFERRED STOCK

The Fund’s Articles of Incorporation authorize the issuance of up to 10,000,000 shares of $0.01 par value preferred stock. On August 15, 2000, the Fund’s 775 shares of Money Market Cumulative Preferred StockTM were retired and 775 shares of Taxable Auction Market Preferred Stock (“AMPS”) were issued. AMPS is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of AMPS are cumulative. The Fund’s AMPS have a liquidation preference of $100,000 per share, plus any accumulated unpaid distributions, whether or not earned or declared by the Fund but excluding interest thereon (“Liquidation Value”) and have no set retirement date. The Fund retired 26 shares of AMPS during the fiscal year, with a total par value of $2,600,000. Those shares were purchased at a discount, an average price of $84,923 per share, resulting in a realized discount of $392,000.

An auction of the AMPS is generally held every 28 days. Existing stockholders may submit an order to hold, bid or sell shares on each auction date. AMPS stockholders may also trade shares in the secondary market. In February 2008, the auction market across almost all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. A failed auction is not an event of default for the Fund but it has a negative impact on the liquidity of the AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Fund’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference. As such, the Fund continues to pay dividends on the AMPS at the maximum rate, set forth in the Fund’s Articles Supplementary, the governing document for the AMPS. The Fund’s maximum rate is set at the greater of 1.25% of 30-day LIBOR or 30-day LIBOR plus 125 basis points.

The Fund may redeem its AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Specifically, the Fund is required under the 1940 Act to maintain an asset coverage with respect to the AMPS of 200% or greater. The Fund is also required to maintain certain coverage amounts for Standard & Poor’s and Moody’s (“rating agencies”). Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The Fund was in compliance with these requirements as of November 30, 2009. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS holders will vote separately as a class on certain matters, as required by law or the Fund’s charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

In connection with the settlement of each AMPS auction, the Fund pays, through the Auction Agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer’s customers. Prior to February 19, 2009 the Fund paid at an annual rate of 0.25% and upon this date the annual rate was reduced to 0.05% until further notice from the Fund. These fees are paid for failed auctions as well.

On November 30, 2009, 749 shares of AMPS were outstanding at the annual rate of 1.49%.  The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders. While the Fund expects to earn a higher return on its assets than the cost associated with the AMPS, including expenses, there can be no assurance that such results will be attained.

NOTE 6.                                                 PORTFOLIO INVESTMENTS, CONCENTRATION AND INVESTMENT QUALITY

The Fund operates as a “diversified” management investment company, as defined in the 1940 Act. Under this definition, at least 75% of the value of the Fund’s total assets must at the time of investment consist of cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities limited

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets (at the time of purchase) and to not more than 10% of the voting securities of a single issuer. This limit does not apply, however, to 25% of the Fund’s assets, which may be invested in a single issuer. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. The Fund may hold a substantial position (up to 25% of its assets) in the common stock of a single issuer. As of November 30, 2009, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase. Thus, the volatility of the Fund’s common stock, and the Fund’s net assets value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

The Fund intends to concentrate its common stock investments in a few issuers and to take large positions in those issuers. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly. Taking larger positions is also likely to increase the volatility of the Fund’s net asset value reflecting fluctuation in the value of its large holdings. Under normal market conditions, the Fund intends to invest in a portfolio of common stocks. The portion of the Fund’s assets invested in each can vary depending on market conditions. The term “common stocks” includes both stocks acquired primarily for their appreciation potential and stocks acquired for their income potential, such as dividend-paying RICs and REITs. The term “income securities” includes bonds, U.S. Government securities, notes, bills, debentures, preferred stocks, convertible securities, bank debt obligations, repurchase agreements and short-term money market obligations.

The Fund has no restrictions on its ability to invest in foreign securities. Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non- U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Advisers may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

NOTE 7.                                                 SIGNIFICANT STOCKHOLDERS

On November 30, 2009, trusts and other entities affiliated with Stewart R. Horejsi and the Horejsi family owned 4,956,149 shares of Common Stock of the Fund, representing approximately 40.17% of the total Fund shares. Stewart R. Horejsi is the primary portfolio manager for SIA and is the Fund’s primary portfolio manager. He is responsible for the day-to-day strategic management of the Fund.

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

NOTE 8.                                                 SHARE REPURCHASE PROGRAM

In accordance with Section 23(c) of the 1940 Act, the Fund may from time to time effect redemptions and/or repurchases of its AMPS and/or its common stock, in the open market or through private transactions; at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the year ended November 30, 2009 the Fund purchased 26 AMPS at a discount and retired them at par value. The Fund did not repurchase any common stock for the year ended November 30, 2009.

NOTE 9.                                                 TAX BASIS DISTRIBUTIONS

As determined on November 30, 2009, permanent differences resulting primarily from different book and tax accounting for gains and losses on foreign currency and certain other investments were reclassified at fiscal year-end. These reclassifications had no effect on net increase in net assets resulting from operations, net assets applicable to common stockholders or net asset value per common share outstanding.

Ordinary income and long-term capital gains are allocated to common stockholders after payment of the available amounts on any outstanding AMPS. To the extent that the amount distributed to common stockholders exceeds the amount of available ordinary income and long-term capital gains after allocation to any outstanding AMPS, these distributions are treated as a tax return of capital. Additionally, to the extent that the amount distributed on any outstanding AMPS exceeds the amount of available ordinary income and long-term capital gains, these distributions are treated as a tax return of capital.

Permanent book and tax basis differences of $(351,776), $39,056 and $312,720 were re-classified at November 30, 2009 among undistributed net investment income, accumulated net realized losses on investments and paid-in-capital, respectively, for the Fund. Included in the amounts reclassified was a net operating loss offset to paid-in-capital of $197,366.

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	Year Ended	Year Ended
	November 2009	November 2008
Distributions paid from:
Ordinary Income	$0	$2,125,662
Long-Term Capital Gain	0	448,908
Tax Return of Capital	1,303,824	37,055,059
	$1,303,824	$39,629,629

As of November 30, 2009, the Fund had available for tax purposes unused capital loss carryovers totaling $19,302,258, of which $9,445,971 expires November 30, 2016 and $9,856,287 expires November 30, 2017.

NOTES TO FINANCIAL STATEMENTS

November 30, 2009

As of November 30, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Accumulated Capital Losses	$(19,302,258)
Unrealized Appreciation	$83,327,489
$64,025,231

The difference between book and tax basis distributable earnings is attributable primarily to temporary differences related to mark to market of passive foreign investment companies and partnership book and tax differences.

NOTE 10.                                          OTHER INFORMATION

Rights Offerings: The Fund, like other closed-end funds, may at times raise cash for investment by issuing a fixed number of shares through one or more public offerings, including rights offerings. Proceeds from any such offerings will be used to further the investment objectives of the Fund.

NOTE 11.                                          RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In June 2009, the FASB issued ASC 105 (formerly FASB Statement 168), Generally Accepted Accounting Principles, establishing the FASB Accounting Standards CodificationTM (ASC) as the source of authoritative GAAP to be applied by nongovernmental entities. FASB ASC 105 is effective for annual and interim periods ending after September 15, 2009, and the Fund has updated its references to GAAP in this report in accordance with the provisions of this pronouncement. The implementation of FASB ASC 105 did not have a material effect on its financial position or results of operations.

In April 2009, the FASB issued FASB ASC 820-10-65 (formerly FASB Staff Position No. FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly. This standard applies to all assets and liabilities within the scope of accounting pronouncements that require or permit fair value measurements, with certain defined exceptions, and provides additional guidance for estimating fair value when the volume and level of activity for the asset or liability have significantly decreased. ASC 820-10-65 is effective for interim reporting periods ending after June 15, 2009. The implementation of ASC 820-10-65 did not have a material effect on the Fund’s financial position or results of operations.

NOTE 12.                                          SUBSEQUENT EVENTS

Management has performed a review for subsequent events through January 26, 2010, the date this report was issued. There were no reportable events for the Fund as a result of their review.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

November 30, 2009

To the Stockholders and Board of Directors of Boulder Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Boulder Total Return Fund, Inc., including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Boulder Total Return Fund, Inc. for the year ended November 30, 2005 were audited by other auditors whose report, dated January 13, 2006, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Boulder Total Return Fund, Inc. as of November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

January 26, 2010

Denver, Colorado

SUMMARY OF DIVIDEND REINVESTMENT PLAN [Unaudited]

November 30, 2009

Registered holders (“Common Stockholders”) of common shares (the “Common Shares”) are automatically enrolled (the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) whereupon all distributions of income, capital gains or managed distributions (“Distributions”) are automatically reinvested in additional Common Shares. Common Stockholders who elect to not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholders of record (or if the shares are held in street name or other nominee name, then the nominee) by the custodian, as dividend disbursing agent.

PNC Global Investment Servicing (the “Agent”) serves as Agent for each Participant in administering the Plan. After the Fund declares a Distribution, if (1) the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions on the payment date for a Distribution, Participants will be issued Common Shares at the higher of net asset value per Common Share or 95% of the market price per Common Share on the payment date; or if (2) the net asset value per Common Share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent shall apply the amount of such Distribution to purchase Common Shares on the open market and Participants will receive the equivalent in Common Shares valued at the weighted average market price (including brokerage commissions) determined as of the time of the purchase (generally, following the payment date of the Distribution). If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the Common Shares as of the payment date, the purchase price paid by the Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if such Distribution had been paid in Common Shares issued by the Fund. If the Agent is unable to invest the full Distribution amount in purchases in the open market or if the market discount shifts to a market premium during the purchase period than the Agent may cease making purchases in the open market the instant the Agent is notified of a market premium and may invest the uninvested portion of the Distribution in newly issued Common Shares at the net asset value per Common Share at the close of business provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Distribution will be divided by 95% of the market price on the payment date. The Fund will not issue Common Shares under the Plan below net asset value.

There is no charge to Participants for reinvesting Distributions, except for certain brokerage commissions, as described below. The Agent’s fees for the handling of the reinvestment of Distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchase in connection with the reinvestment of Distributions. The automatic reinvestment of Distributions will not relieve Participants of any federal income tax that may be payable on such Distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days’ written notice to Common Stockholders of the Fund.

Participants in the Plan may (i) request a certificate, (ii) request to sell their shares, or (iii) withdraw from the Plan upon written notice to the Agent or by telephone in accordance with the specific procedures and will receive certificates for whole Common Shares and cash for fractional Common Shares.

All correspondence concerning the Plan should be directed to the Agent, PNC Global Investment Servicing, P.O. Box 43027, Providence, RI 02940-3027. To receive a full copy of the Fund’s Dividend Reinvestment Plan, please contact the Agent at 1-800-331-1710.

ADDITIONAL INFORMATION [Unaudited]

November 30, 2009

Portfolio Information. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) on the Fund’s website located at http://www.boulderfunds.net; (2) on the SEC’s website at http://www.sec.gov; or (3) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Information. The policies and procedures used to determine how to vote proxies relating to portfolio securities held by the Fund are available on the Fund’s website located at http://www.boulderfunds.net. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

Senior Officer Code of Ethics. The Fund files a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer or controller, or persons performing similar functions (the “Senior Officer Code of Ethics”), with the SEC as an exhibit to its annual report on Form N-CSR. The Fund’s Senior Officer Code of Ethics is available on the Fund’s website located at http://www.boulderfunds.net.

Privacy Statement. Pursuant to SEC Regulation S-P (Privacy of Consumer Financial Information) the Directors of the Fund have established the following policy regarding information about the Fund’s stockholders. We consider all stockholder data to be private and confidential, and we hold ourselves to the highest standards in its safekeeping and use.

General Statement. The Fund may collect nonpublic information (e.g., your name, address, email address, Social Security Number, Fund holdings (collectively, “Personal Information”)) about stockholders from transactions in Fund shares. The Fund will not release Personal Information about current or former stockholders (except as permitted by law) unless one of the following conditions is met: (i) we receive your prior written consent; (ii) we believe the recipient to be you or your authorized representative; (iii) to service or support the business functions of the Fund (as explained in more detail below), or (iv) we are required by law to release Personal Information to the recipient. The Fund has not and will not in the future give or sell Personal Information about its current or former stockholders to any company, individual, or group (except as permitted by law) and as otherwise provided in this policy.

In the future, the Fund may make certain electronic services available to its stockholders and may solicit your email address and contact you by email, telephone or US mail regarding the availability of such services. The Fund may also contact stockholders by email, telephone or US mail in connection with these services, such as to confirm enrollment in electronic stockholders communications or to update your Personal Information. In no event will the Fund transmit your Personal Information via email without your consent.

Use of Personal Information. The Fund will only use Personal Information (i) as necessary to service or maintain stockholder accounts in the ordinary course of business and (ii) to support business functions of the Fund and its affiliated businesses. This means that the Fund may share certain Personal Information, only as permitted by law, with affiliated businesses of the Fund, and that such information may be used for non-Fund-related solicitation. When Personal Information is shared with the Fund’s business affiliates, the Fund may do so without providing you the option of preventing these types of disclosures as permitted by law.

Safeguards regarding Personal Information. Internally, we also restrict access to Personal Information to those who have a specific need for the records. We maintain physical, electronic, and procedural safeguards that comply with Federal standards to guard Personal Information. Any doubts about the confidentiality of Personal Information, as required by law, are resolved in favor of confidentiality.

Tax Information. Since all of the distributions made by the Fund during the fiscal year ended November 30, 2009 were tax return of capital, none qualify for the dividend received deduction available to stockholders.

The amount of long-term capital gains paid for the fiscal year ended November 30, 2009 was $0.

For the fiscal year ended November 30, 2009, none of the distributions paid qualify for the 15% dividend tax rate.

DIRECTORS AND OFFICERS [Unaudited]

November 30, 2009

Set forth in the following table is information about the Directors of the Fund, together with their address, age, position with the Fund, term of office, length of time served and principal occupation during the last five years.

INDEPENDENT DIRECTORS

			Number of
			Funds in
			Fund
	Position, Length	Principal Occupation(s) and	Complex
Name,	of Term Served,	Other Directorships held During	Overseen by
Address*, Age	and Term of Office	the Past Five Years	Director†
Joel W. Looney Chairman Age: 48	Director of the Fund (Class II) since 2001.	Partner (since 1999), Financial Management Group, LLC (investment adviser); Director and Chairman (since 2007), The Denali Fund Inc.; Director (since 2002) and Chairman (since 2003), Boulder Growth & Income Fund, Inc.; Director and Chairman (since 2003), First Opportunity Fund, Inc.	4

Dr. Dean L. Jacobson Age: 71	Director of the Fund (Class I) since 2004.	Founder and President (since 1989), Forensic Engineering, Inc. (engineering investigations); Professor Emeritus (since 1997), Arizona State University; Director (since 2007), The Denali Fund Inc.; Director (since 2006) Boulder Growth & Income Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

Richard I. Barr Age: 72	Director of the Fund (Class III) since 1999. Chairman of the Board since 2003.	Retired (since 2001). Manager (1963-2001), Advantage Sales and Marketing, Inc. (food brokerage); Director (since 2007), The Denali Fund Inc.; Director (since 2002), Boulder Growth & Income Fund, Inc.; Director (since 2001), First Opportunity Fund, Inc.	4

INTERESTED DIRECTORS**

			Number of
			Funds in
			Fund
	Position, Length	Principal Occupation(s) and	Complex
Name,	of Term Served,	Other Directorships held During	Overseen by
Address*, Age	and Term of Office	the Past Five Years	Director†
Susan L. Ciciora Age: 45	Director of the Fund (Class III) since 2001.	Trustee, Lola Brown Trust No. 1B (since 1994) and the Ernest Horejsi Trust No. 1B (since 1992); Director (since 1997), Horejsi Charitable Foundation, Inc. (private charitable foundation); Director (since 2007), The Denali Fund Inc.; Director (since 2006), Boulder Growth & Income Fund, Inc.; Director (since 2003), First Opportunity Fund, Inc.	4

John S. Horejsi Age: 42	Director of the Fund (Class I) since 2006.	Director (since 1997), Horejsi Charitable Foundation (private charitable foundation); Director (since 2007), The Denali Fund Inc.; Director (since 2004), Boulder Growth & Income Fund, Inc.; Director (since 2006), First Opportunity Fund, Inc.	4

*                 Unless otherwise specified, the Directors’ respective addresses are c/o Boulder Total Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

†                  Includes the Fund, The Denali Fund Inc., Boulder Growth & Income Fund, Inc., and First Opportunity Fund, Inc.

**  Ms. Ciciora and Mr. Horejsi each are an “interested person” as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS.

The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on February 9, 2009. This table shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of the Fund.

Position, Length of
Name,	Term Served,	Principal Occupation(s) and Other Directorships
Address*, Age	and Term of Office	held During the Past Five Years
Stephen C. Miller Age: 57	President of the Fund since 1999. Director of the Fund from 1999 through 2004. Appointed annually.

President and General Counsel (since 1999), Boulder Investment Advisers LLC; Manager (since 1999), Fund Administrative Services LLC; Vice President (since 1998), Stewart Investment Advisers; President (since 2002) and Director (2002-2004), Boulder Growth & Income Fund, Inc.; President (since 2003) and Director and Chairman (2003), First Opportunity Fund, Inc.; President (since 2007), The Denali Fund Inc.; officer of various other entities affiliated with the Horejsi family; Of Counsel (since 1991), Krassa & Miller, LLC.

Carl D. Johns Age: 46	Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of the Fund since 1999. Appointed annually.

Vice President and Treasurer (since 1999), Boulder Investment Advisers LLC; Assistant Manager (since 1999), Fund Administrative Services LLC; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since 2002), Boulder Growth & Income Fund, Inc.; Vice President, Chief Financial Officer and Chief Accounting Officer (since 2003), First Opportunity Fund, Inc.; Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer (since 2007), The Denali Fund Inc.

Joel L. Terwilliger Age: 41	Chief Compliance Officer of the Fund since 2007. Appointed annually.

Associate General Counsel (since 2006) and Chief Compliance Officer (since 2007), Boulder Investment Advisers LLC, Stewart Investment Advisers, Fund Administrative Services LLC, Boulder Growth & Income Fund, Inc., First Opportunity Fund, Inc.; Chief Compliance Officer (since 2007), The Denali Fund Inc.; Senior Associate/Managing Counsel (2002-2006), Great-West Life & Annuity Insurance Company.

Position, Length of
Name,	Term Served,	Principal Occupation(s) and Other Directorships
Address*, Age	and Term of Office	held During the Past Five Years
Stephanie J. Kelley Age: 53	Secretary since 2000. Appointed annually.

Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Secretary (since 2003), First Opportunity Fund, Inc.; Secretary (since 2007), The Denali Fund Inc.; Assistant Secretary and Assistant Treasurer of various other entities affiliated with the Horejsi family.

Nicole L. Murphey Age: 32	Vice President (since 2008) and Assistant Secretary since 2000. Appointed Annually.

Vice President (since 2008) and Assistant Secretary (since 2002), Boulder Growth & Income Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2003), First Opportunity Fund, Inc.; Vice President (since 2008) and Assistant Secretary (since 2007), The Denali Fund, Inc.

*                 Unless otherwise specified, the Officers’ respective addresses are c/o BoulderTotal Return Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

The Fund’s president has certified to the New York Stock Exchange that, as of November 30, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by rule 30a-2(3) under the Investment Company Act.

NOTES

November 30, 2009

NOTES

November 30, 2009

NOTES

November 30, 2009

BOULDER TOTAL RETURN FUND, INC.

Directors	Richard I. Barr
Susan L. Ciciora
John S. Horejsi
Dr. Dean L. Jacobson
Joel W. Looney

Co-Investment Advisers	Stewart Investment Advisers
Boulder Investment Advisers, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	Fund Administrative Services, LLC
2344 Spruce Street, Suite A
Boulder, CO 80302

Co-Administrator	ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Custodian	Bank of New York Mellon
One Wall Street
New York, NY 10286

Stock Transfer Agent	PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm	Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, CO 80202

Legal Counsel	Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Twenty-Fifth Floor
Los Angeles, CA 90071

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of stockholders and is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

www.boulderfunds.net

BOULDER TOTAL RETURN FUND, INC.

P.O. Box 43027

Providence, RI 02940-3027

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Boulder Total Return Fund, Inc. (the “Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the period covered by this report, there were no material changes made to provisions of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this N-CSR under Item 12(a).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Joel W. Looney is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)         Audit Fees — The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,350 and $27,000 for the fiscal years ended November 30, 2008 and November 30, 2009, respectively.

(b)         Audit-Related Fees — There were no fees billed for the fiscal years ended November 30, 2008 and November 30, 2009 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under (a) of this Item.

(c)          Tax Fees — The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the review of the Fund’s tax returns, excise tax returns, December dividend calculations and Maryland Property Tax returns were $7,250 and $7,250 for the fiscal years ended November 30, 2008 and November 30, 2009, respectively.

(d)         All Other Fees — The aggregate fees billed for the last two fiscal years for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item were $5,000 and $5,000 for the fiscal years ended November 30, 2008 and November 30, 2009, respectively.  These fees pertained to agreed-upon procedures reports related to the Fund’s Auction Market Preferred Shares.

(e)          (1)  The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)  There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)           None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended November 30, 2008 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)          Not applicable.

(h)         Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has an audit committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The members of the Registrant’s audit committee are Dr. Dean L. Jacobson, Richard I. Barr, and Joel W. Looney.

Item 6. Investments.

The Registrant’s full schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Boulder Total Return Fund, Inc.

Boulder Growth & Income Fund, Inc.

The Denali Fund Inc.

Proxy Voting Procedures

The Board of Directors of the Boulder Total Return Fund, Inc., Boulder Growth & Income Fund, Inc. and The Denali Fund Inc. (collectively, the “Funds”) hereby adopt the following policies and procedures with respect to voting proxies relating to portfolio securities held by the Funds (collectively, the “Voting Policies”).

1.             Policy.  It is the policy of each of the Boards of Directors of the Funds (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to Boulder Investment Advisers, L.L.C. (the “Adviser”) as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.(1) The voting of proxies is an integral part of the investment management services that the Adviser provides pursuant to the advisory contract.  Proxy voting policies and procedures are required by Rule 206 (4)-6 of the Investment Advisers Act of 1940, and became effective August 6, 2003.

2.             Fiduciary Duty.  The right to vote a proxy with respect to portfolio securities held by the Funds is a significant asset of the Fund.  The Adviser, to which authority to vote on behalf of the Funds is delegated, exercises this voting responsibility as a fiduciary, and votes proxies in a manner consistent with the best interest of the Funds and its shareholders, and with the goal of maximizing the value of the Funds and the shareholders’ investments.

3.             Procedures.  The following are the procedures adopted by the Board for the administration of this policy:

a.     Review of Adviser Proxy Voting Procedures.  The Adviser, with advice and counsel from the Board, shall present to the Board its policies, procedures and other guideline for voting proxies at least annually (the “Voting Guidelines”), and must notify the Board promptly of any material changes.  In accordance with the foregoing, the Adviser has developed the Voting Guidelines which are attached hereto as Exhibit A.

b.     Voting Record Reporting.  No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Funds during the respective year.  With respect to those proxies the Adviser has identified as involving a conflict of interest(2), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

4.             Revocation.  The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.  This disclosure shall be included in any registration statement filed on behalf of the Funds after July 1, 2003.

5.             Annual Filing.  The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.  The Fund must file the complete proxy voting record on an annual basis on

(1) This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.

(2) As it is used in this document, the term “conflict of interest” refers to a situation in which the Adviser or affiliated persons of the adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Funds which compromises the Adviser’s independence of judgment and action with respect to the voting of the proxy.

Voting Policies and Procedures

this form.  Form N-PX must contain complete proxy voting records for the 12 month period stated above, and must be signed on behalf of the Fund by the principal executive officers.  This form must provide the following information:

1.                                      Name of the issuer of the portfolio security

2.                                      Exchange ticker symbol

3.                                      CUSIP #

4.                                      Shareholder meeting date

5.                                      Brief indication of the matter voted on

6.                                      Whether matter was proposed by the issuer or by a security holder

7.                                      Whether the Fund cast its vote on the matter

8.                                      How the Fund cast its vote

9.                                      Whether the Fund cast its vote for or against management

6.             Disclosures.

a.     The Fund shall include in any future registration statement:

 i.     A description of the Voting Policies and the Voting Guidelines(3); and

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(4)

b.     The Fund shall include in its Annual and Semi-Annual Reports to shareholders:

 i.     A statement disclosing that the Voting Policies and Voting Guidelines are available without charge, upon request, by calling the Funds’ toll-free telephone number; or through a specified Internet address; and on the SEC website.(5)

ii.     A statement disclosing that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.(6)

7.             Recordkeeping Requirements.  SEC Rule 204-2, as amended, requires advisers to retain:

1.                                      Proxy voting policies and procedures

2.                                      Proxy statements received regarding client securities

3.                                      Records of votes cast on behalf of clients

4.                                      Records of written client requests

5.                                      Any documents prepared by the adviser material to making a decision how to vote, or that memorialized the basis for the decision.

8.             Review of Policy.  At least annually, the Board shall review this Policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

(3) This disclosure is included in all registration statements filed on behalf of the Funds after July 1, 2003.

(4) This disclosure is included in all registration statements filed on behalf of the Funds after August 31, 2004.

(5) This disclosure is included in all reports filed on behalf of the Funds after July 1, 2003.

(6) This disclosure is included in all reports filed on behalf of the Funds after August 31, 2004.

2

EXHIBIT A — VOTING GUIDLINES

The Funds’ and Advisors’ proxy voting principles are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

Category	Guideline	Voting
BOARD OF DIRECTOR ISSUES

The board of directors’ primary role is to protect the interests of all shareholders. Key functions of the board are to approve the direction of corporate strategy, ensure succession of management and evaluate performance of the corporation as well as senior management. The board is accountable to shareholders, and must operate independently from management.

Routine Elections	Generally we will vote with management’s recommendation	Generally FOR
Board Classification

Generally we are opposed to entrenchment mechanisms and will vote against proposals to classify a board. We prefer annual election of directors in order that shareholders have more power to replace directors deemed to not be acting in the shareholders’ interest.

Generally AGAINST
Independence of Directors

The majority of board members should be independent from the corporation, management or a majority shareholder. An independent member should not be a former employee of the company or a representative of a key supplier to or a key client of the company.

We will generally support boards that have a majority of board members classified as independent.
Director Indemnification	Mandatory indemnification of directors and officers is necessary to attract quality candidates.	Generally FOR
Director Attendance	Board membership requires a significant amount of time in order for responsibilities to be executed, and attendance at Board and Committee meetings is noted.	We look for attendance records to be in the 75% participation range.
Term Limits	We are more concerned with the performance of directors and not with the term limits	Generally AGAINST but will look at on a case-by-case basis.
Separation of Chair and CEO	In most cases it is advisable for there to be a separation between the CEO and the Chair to enhance separation of management interests and shareholders.

In most cases we would support a recommendation to separate the Chair from the CEO. Lead directors are considered acceptable, and in this situation an independent Corporate Governance committee must also be in place.

Committees of the Board	Audit, Compensation, Governance and Nominating committees are the most significant committees of the board.

We support the establishment of these committees, however independent director membership on these committees is the primary concern. Two-thirds independent membership is satisfactory, provided that the chair of each committee is independent.

Audit Process	The members of an audit committee should be independent directors, and the auditor must also be independent. The auditor should report directly to the Audit	We will generally support the choice of auditors recommended by the Audit

Voting Policies and Procedures

Category	Guideline	Voting
	committee and not to management.	Committee. In the event that the auditor supplies other services for a fee other than the audit, each situation will be reviewed on a case-by-case basis.
VOTING AND ENTRENCHMENT ISSUES
Shareholder Right to Call Special Meeting		Generally FOR
Shareholder Right to Act by Written Consent		Generally FOR
Cumulative Voting	Our experience has been that cumulative voting is generally proposed by large shareholders who may wish to exert undue influence on the board.	Generally AGAINST, although we may consider if the board has been unresponsive to shareholders.
Confidentiality of Shareholder Voting	Like any other electoral system, the voting at annual and special meetings should be confidential and free from any potential coercion and/or impropriety.	We will support any proposals to introduce or maintain confidential voting.
Size of Board of Directors	Generally boards should be comprised of a minimum of seven to a maximum of fifteen. However the complexity of the company has an impact on required board size.	The independence of the board is a greater concern than the number of members. However should a change in board size be proposed as potentially an anti-takeover measure we would vote against.
COMPENSATION ISSUES
Director Compensation

Directors should be compensated fairly for the time and expertise they devote on behalf of shareholders. We favor directors personally owning shares in the corporation, and that they receive a substantial portion of their remuneration in the form of shares.

We support recommendations where a portion of the remuneration is to be in the form of common stock. We do not support options for directors, and do not support retirement bonuses or benefits for directors.

MANAGEMENT COMPENSATION

Compensation plans for executives should be designed to attract and retain the right people with exceptional skills to manage the company successfully long-term. These plans should be competitive within the company’s respective industry without being excessive and should attempt to align the executive’s interests with the long-term interest of shareholders.

Executive compensation will be considered on a case-by-case basis.
Stock Options and Incentive Compensation Plans

Compensation plans should be designed to reward good performance of executives. They should also encourage management to own stock so as to align their financial interests with those of the shareholders. It is important that these plans are disclosed to the shareholders in detail for their approval.

We will not support plans with options priced below current market value or the lowering of the exercise price on any previously granted options. We will not support any plan amendment that is not

Category	Guideline	Voting

capped or that results in anything but negligible dilution. We believe that shareholders should have a say in all aspects of option plans and therefore will not support omnibus stock option plans or plans where the Board is given discretion to set the terms. Plans will be considered on a case-by-case basis.

Adopt/Amend Employee Stock Purchase Plans		Considered on a case-by-case basis.
Golden Parachutes

Although we believe that “golden parachutes” may be a good way to attract, retain and encourage objectivity of qualified executives by providing financial security in the case of a change in the structure or control of a company, golden parachutes can be excessive.

Generally opposed but will consider on a case-by-case basis.
Require Shareholder Approval of Golden Parachutes		Generally FOR
TAKEOVER PROTECTIONS

Some companies adopt shareholder rights plans that incorporate anti-takeover measures, which may include: poison pills, crown jewel defense, payment of greenmail, going private transactions, leveraged buyouts, lock-up arrangements, Fair price amendments, Re-incorporation. Rights plans should be designed to ensure that all shareholders are treated equally in the event there is a change in control of a company. These plans should also provide the Board with sufficient time to ensure that the appropriate course of action is chosen to ensure shareholder interests have been protected. However, many shareholder rights plans can be used to prevent bids that might in fact be in the shareholders best interests. Depending on their contents, these plans may also adversely influence current share prices and long-term shareholder value.

We will review each situation on a case-by-case basis. We will generally support proposals that protect the rights and share value of shareholders.
Dual Class Shares

It is not unusual for certain classes of shares to have more than one vote per share. This is referred to as a dual class share structure and can result in a minority of shareholders having the ability to make decisions that may not be in the best interests of the majority of shareholders.

Generally AGAINST.
Super-Majority Voting Provisions

Super-majority voting (e.g., 67% of votes cast or a majority of outstanding shares), although fairly common, can, from a practical point of view, be difficult to obtain, and essentially are a bar from effective challenges to entrenched management, regardless of performance or popularity. A very high requirement can be unwieldy and therefore not in the best interest of the majority of shareholders.

Generally AGAINST. We will generally oppose proposals for voting requirements that are greater than a majority of votes cast. That said, we will review supermajority proposals on a case-by-case basis.

Category	Guideline	Voting
Issuance of Authorized Shares		Generally FOR
Issuance of Unlimited or Additional Shares

Corporations may increase their authorized number of shares in order to implement a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. Shareholders should approve of the specific business need for the increase in the number of shares and should understand that the issuance of new shares can have a significant effect on the value of existing shares.

Generally AGAINST. We will generally oppose proposals to increase the number of authorized shares to “unlimited”, but will consider any proposals to increase the number of authorized shares on a case-by-case basis for a valid business purpose.

Shareholder Proposals

Shareholders should have the opportunity to raise their concerns or issues to company management, the board and other shareholders. As long as these proposals deal with appropriate issues and are not for the purposes of airing personal grievances or to obtain publicity, they should be included on the proxy ballot for consideration.

Shareholder proposals will be reviewed on a case-by-case basis.
OTHER MATTERS
Stock Repurchase Plans		Generally FOR
Stock Splits		Generally FOR
Require Shareholder Approval to issue Preferred Stock		Generally FOR
Corporate Loans to Employees

Corporate loans, or the guaranteeing of loans, to enable employees to purchase company stock or options should be avoided. These types of loans can be risky if the company stock declines or the employee is terminated.

Generally AGAINST.
Blank-cheque Preferred Shares

The authorization of blank-cheque preferred shares gives the board of directors’ complete discretion to fix voting, dividend, conversion and other rights and privileges. Once these shares have been authorized, the shareholders have no authority to determine how or when they will be allocated. There may be valid business reasons for the issuance of these shares but the potential for abuse outweighs the benefits.

Generally AGAINST.

Dated:  October 26, 2007

Item 8.         Portfolio Managers of Closed-End Management Investment Companies.

Stewart R. Horejsi together with Carl D. Johns, the Fund’s Vice President and Treasurer, are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s assets. Together, they are responsible for the Fund’s asset allocation and stock selection and for the research thereof; they are also responsible for managing the Fund’s cash and short-term investments. Messrs. Horejsi and Johns are referred to herein as the “Portfolio Managers”. Boulder Investment Advisers, LLC (“BIA”) and Stewart West Indies Trading Company, Ltd. d/b/a Stewart Investment Advisers (“SIA”) act as Co-Advisers to the Fund and are collectively referred to as the “Advisers”.  The Portfolio Managers act as the portfolio managers with respect to the Fund and two other registered investment companies, the Boulder Growth & Income Fund, Inc. (“BIF”) and The Denali Fund Inc. (“DNY”). As of November 30, 2009, BIF and DNY had total assets, including leverage, of approximately $195.3 million and $107.6 million, respectively. Mr. Horejsi also acts as a financial consultant to other private trusts and entities associated with the Horejsi family (collectively, the “Horejsi Affiliates”) and consults with respect to their portfolios of equities having an aggregate value of approximately $642.8 million as of December 31, 2009.  Mr. Horejsi has been the financial and investment adviser for the Horejsi Affiliates since 1982 and the senior investment manager for BIA and SIA since 1999.  Mr. Johns has been the Vice President and Treasurer of BIA since 1999, Assistant Manager of Fund Administrative Services, LLC since 1999, Chief Accounting Officer, Vice President and Treasurer of the Fund since 1999, of BIF since 2002, of First Opportunity Fund, Inc. since 2003, and of DNY since October 2007.

The Portfolio Managers are compensated with fixed salaries which are established based on a number of considerations, including, among others, job and portfolio performance, industry compensation and comparables, general economic conditions, and years of experience and service with the Advisers. The Portfolio Managers are reviewed from time to time and their salaries may be adjusted based on their recent and long-term job performance and cost of living increases. Generally, the Portfolio Managers do not receive bonuses.

Conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments. This is because the Portfolio Managers also serve as portfolio managers to BIF and DNY.  Additionally, Mr. Horejsi consults with respect to a substantial portfolio of securities for the Horejsi Affiliates. From time to time, securities may meet the investment objectives of the Fund, BIF, DNY and the Horejsi Affiliates. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments that each fund or account presently has in a particular industry and the availability of investment funds in each fund or account. It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the funds or accounts managed by the Advisers or the Horejsi Affiliates seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. However, with respect to the assets of the Horejsi Affiliates may be advised from time to time by Mr. Horejsi, the Horejsi Affiliates have consented to allow the funds managed by the Advisers to complete the entirety of their transactions in any particular security before the Horejsi Affiliates will be allowed to transact in such security, thus giving the funds managed by the Advisers the first opportunity to trade in a particular security. The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Advisers decide to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other funds managed by the Advisers may have the same or similar investment objectives and policies as the Fund, their respective portfolios do not generally consist of the same investments as the Fund and their respective performance results are likely to differ from those of the Fund.

Mr. Horejsi does not directly own any shares of the Fund. However, the Ernest Horejsi Trust No. 1B and the Lola Brown Trust No. 1B, both of which have engaged Mr. Horejsi as a financial consultant and with respect to which Mr. Horejsi is a discretionary beneficiary, hold 2,986,304 shares and 1,370,515 shares, respectively, of the Fund as of November 30, 2009.  In addition, (i) Evergreen Atlantic, LLC, a limited liability company with respect to which Mr. Horejsi is a manager, owns 343,749 shares of the Fund; (ii) the Stewart West Indies Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 104,627 shares of the Fund; (iii) the Susan L. Ciciora Trust, a trust established by Mr. Horejsi’s daughter but with respect to which Mr. Horejsi is not a beneficiary, owns 72,176 shares of the Fund; (iv) the John S. Horejsi Trust, a trust established by Mr. Horejsi’s son but with respect to which Mr. Horejsi is not a beneficiary, owns 53,080 shares of the Fund, and (v) the Evergreen Trust, a trust established by Mr. Horejsi but with respect to which he is not a beneficiary, owns 25,698 shares of the Fund (the foregoing are included in the above definition of “Horejsi Affiliates”).  Because of Mr. Horejsi’s advisory or familial role with respect to these Horejsi Affiliates, he may be deemed to have indirect beneficial ownership of their respective shares which in the aggregate have a dollar range in excess of $1 million. Mr. Johns holds between $50,001 and $100,000 of the shares of the Fund as of December 31, 2009.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)      Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)      Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)      Not applicable.

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	BOULDER TOTAL RETURN FUND, INC.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	/s/ Stephen C. Miller
Stephen C. Miller, President
(Principal Executive Officer)

Date:	February 5, 2010

By (Signature and Title)	/s/ Carl D. Johns
Carl D. Johns, Vice President and Treasurer
(Principal Financial Officer)

Date:	February 5, 2010